POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B)
OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY:

As President of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208             811-03341          811-9002            811-08224
811-02997

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As President of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                 33-75972                33-76026             333-60016
2-52449                 33-75974                33-79118             333-69574
33-02339                33-75976                33-79122             333-72079
33-34370                33-75978                33-81216             333-86276
33-42555                33-75980                33-87642             333-86278
33-60477                33-75982                33-87932             333-87305
33-61897                33-75984                33-88720             333-89953
33-62473                33-75986                33-88722             333-101761
33-64277                33-75988                33-88724             333-104456
33-75248                33-75990                33-89858             333-105479
33-75954                33-75992                33-91846             333-109622
33-75956                33-75994                333-01107            333-109860
33-75958                33-75996                333-09515
33-75960                33-75998                333-15817
33-75962                33-76000                333-27337
33-75964                33-76002                333-37448
33-75966                33-76004                333-49176
33-75968                33-76018                333-49495
33-75970                33-76024                333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512        811-02513     811-04536       811-05906        811-09665

ING INSURANCE COMPANY OF AMERICA:

As President of ING INSURANCE COMPANY OF AMERICA I hereby appoint
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-04208      811-03341      811-9002       811-08224        811-02997

hereby ratifying and confirming on this 4th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                   Signature

                                          /s/ Brian D. Comer
                                          ------------------
                                              Brian D. Comer

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618


Registration Statements filed under the Investment Company Act of 1940:

811-02579    811-02580     811-03098     811-03427     811-07935      811-08965



hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                  Signature

                                      /s/ R. Michael Conley
                                      ---------------------
                                          R. Michael Conley

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972                33-76026                333-60016
2-52449               33-75974                33-79118                333-69574
33-02339              33-75976                33-79122                333-72079
33-34370              33-75978                33-81216                333-86276
33-42555              33-75980                33-87642                333-86278
33-60477              33-75982                33-87932                333-87305
33-61897              33-75984                33-88720                333-89953
33-62473              33-75986                33-88722                333-101761
33-64277              33-75988                33-88724                333-104456
33-75248              33-75990                33-89858                333-105479
33-75954              33-75992                33-91846                333-109622
33-75956              33-75994                333-01107               333-109860
33-75958              33-75996                333-09515
33-75960              33-75998                333-15817
33-75962              33-76000                333-27337
33-75964              33-76002                333-37448
33-75966              33-76004                333-49176
33-75968              33-76018                333-49495
33-75970              33-76024                333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513     811-04536       811-05906          811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director and President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208       811-03341      811-9002        811-08224       811-02997


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119438
33-88148                       333-73464                       333-119439
333-34402                      333-90577
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292             811-08196         811-108976              811-09106


hereby ratifying and confirming on this 4th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                               /s/ Jacques de Vaucleroy
                               ------------------------
                                   Jacques de Vaucleroy

                               POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As President of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-08524

hereby ratifying and confirming on this 14th day of December, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                                     /s/ Harry N. Stout
                                     ------------------
                                            Harry Stout

                               POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Chief Accounting Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972              33-76026                333-60016
2-52449               33-75974              33-79118                333-69574
33-02339              33-75976              33-79122                333-72079
33-34370              33-75978              33-81216                333-86276
33-42555              33-75980              33-87642                333-86278
33-60477              33-75982              33-87932                333-87305
33-61897              33-75984              33-88720                333-89953
33-62473              33-75986              33-88722                333-101761
33-64277              33-75988              33-88724                333-104456
33-75248              33-75990              33-89858                333-105479
33-75954              33-75992              33-91846                333-109622
33-75956              33-75994              333-01107               333-109860
33-75958              33-75996              333-09515
33-75960              33-75998              333-15817
33-75962              33-76000              333-27337
33-75964              33-76002              333-37448
33-75966              33-76004              333-49176
33-75968              33-76018              333-49495
33-75970              33-76024              333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513     811-04536     811-05906       811-09665

ING INSURANCE COMPANY OF AMERICA:

As Chief Accounting Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint
J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Chief Accounting Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626           811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint
J. Neil  McMurdie,  Michael A.  Pignatella,  Julie E.  Rockmore  and Kimberly J.
Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208       811-03341      811-9002        811-08224        811-02997

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Chief Accounting Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579    811-02580     811-03098     811-03427    811-07935    811-08965


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Chief Accounting Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278              333-119440
33-78444                       333-72753              333-119437
33-88148                       333-73464              333-119438
333-34402                      333-90577              333-119439
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292           811-08196           811-08976            811-09106

hereby ratifying and confirming on this 16th day of November 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                               Signature

                                     /s/ Roger W. Fisher
                                     -------------------
                                         Roger W. Fisher

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director, President and Chief Executive Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly
J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618


Registration Statements filed under the Investment Company Act of 1940:

811-02579     811-02580    811-03098    811-03427    811-07935   811-08965


hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                                 Signature

                                       /s/ James R. Gelder
                                       -------------------
                                           James R. Gelder

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618


Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098      811-03427   811-07935    811-08965

hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                                  /s/ Ulric Haynes, Jr.
                                  ---------------------
                                      Ulric Haynes, Jr.

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579     811-02580   811-03098    811-03427    811-07935    811-08965

hereby ratifying and confirming on this 4th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                             Signature

                                /s/ Audrey R. Kavanagh
                                ----------------------
                                    Audrey R. Kavanagh

                                POWER OF ATTORNEY
URSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.


002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579   811-02580   811-03098    811-03427   811-07935     811-08965

hereby ratifying and confirming on this 4th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                                   /s/ James F. Lille
                                   ------------------
                                       James F. Lille

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579    811-02580   811-03098     811-03427    811-07935    811-08965

hereby ratifying and confirming on this 10th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                                  /s/ Gregory McGreevey
                                  ---------------------
                                      Gregory McGreevey

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972                33-76026              333-60016
2-52449               33-75974                33-79118              333-69574
33-02339              33-75976                33-79122              333-72079
33-34370              33-75978                33-81216              333-86276
33-42555              33-75980                33-87642              333-86278
33-60477              33-75982                33-87932              333-87305
33-61897              33-75984                33-88720              333-89953
33-62473              33-75986                33-88722              333-101761
33-64277              33-75988                33-88724              333-104456
33-75248              33-75990                33-89858              333-105479
33-75954              33-75992                33-91846              333-109622
33-75956              33-75994                333-01107             333-109860
33-75958              33-75996                333-09515
33-75960              33-75998                333-15817
33-75962              33-76000                333-27337
33-75964              33-76002                333-37448
33-75966              33-76004                333-49176
33-75968              33-76018                333-49495
33-75970              33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513        811-04536           811-05906       811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208       811-03341       811-9002         811-08224       811-02997

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-139437
33-88148                       333-73464                       333-139438
333-34402                      333-90577                       333-139439
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292        811-08196       811-08976         811-09106

hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                                /s/ Thomas J. McInerney
                                -----------------------
                                    Thomas J. McInerney

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972                33-76026           333-60016
2-52449               33-75974                33-79118           333-69574
33-02339              33-75976                33-79122           333-72079
33-34370              33-75978                33-81216           333-86276
33-42555              33-75980                33-87642           333-86278
33-60477              33-75982                33-87932           333-87305
33-61897              33-75984                33-88720           333-89953
33-62473              33-75986                33-88722           333-101761
33-64277              33-75988                33-88724           333-104456
33-75248              33-75990                33-89858           333-105479
33-75954              33-75992                33-91846           333-109622
33-75956              33-75994                333-01107          333-109860
33-75958              33-75996                333-09515
33-75960              33-75998                333-15817
33-75962              33-76000                333-27337
33-75964              33-76002                333-37448
33-75966              33-76004                333-49176
33-75968              33-76018                333-49495
33-75970              33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512       811-02513       811-04536        811-05906       811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208      811-03341      811-9002      811-08224         811-02997


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119438
33-88148                       333-73464                       333-119439
333-34402                      333-90577
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292                       811-08196

hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                              Signature

                                 /s/ Kathleen A. Murphy
                                 ----------------------
                                     Kathleen A. Murphy

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker, and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098     811-03427   811-07935    811-08965

hereby ratifying and confirming on this 16th day of November 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                               /s/ Stephen J. Preston
                               ----------------------
                                   Stephen J. Preston

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448                 33-75972                  33-76026          333-60016
2-52449                 33-75974                  33-79118          333-69574
33-02339                33-75976                  33-79122          333-72079
33-34370                33-75978                  33-81216          333-86276
33-42555                33-75980                  33-87642          333-86278
33-60477                33-75982                  33-87932          333-87305
33-61897                33-75984                  33-88720          333-89953
33-62473                33-75986                  33-88722          333-101761
33-64277                33-75988                  33-88724          333-104456
33-75248                33-75990                  33-89858          333-105479
33-75954                33-75992                  33-91846          333-109622
33-75956                33-75994                  333-01107         333-109860
33-75958                33-75996                  333-09515
33-75960                33-75998                  333-15817
33-75962                33-76000                  333-27337
33-75964                33-76002                  333-37448
33-75966                33-76004                  333-49176
33-75968                33-76018                  333-49495
33-75970                33-76024                  333-56297


Registration Statements filed under the Investment Company Act of 1940:

811-02512      811-02513        811-04536         811-05906          811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208     811-03341     811-9002        811-08224       811-02997

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098     811-03427     811-07935    811-08965

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292             811-08196             811-08976               811-09106

hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                               /s/ Catherine H. Smith
                               ----------------------
                                   Catherine H. Smith

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580   811-03098      811-03427    811-07935    811-08965

SECURITY LIFE OF DENVER INSURANCE COMPANY:

As President of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-50278                       333-119440
33-78444                       333-72753                       333-119437
33-88148                       333-73464                       333-119438
333-34402                      333-90577                       333-119439
333-34404                      333-117329

Registration Statements filed under the Investment Company Act of 1940:

811-08292                       811-08196

hereby ratifying and confirming on this 16th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                           Signature

                                  /s/ Mark A. Tullis
                                  ------------------
                                      Mark A. Tullis

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580     811-03098      811-03427    811-07935    811-08965

hereby ratifying and confirming on this 4th day of November, 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                                /s/ Charles B. Updike
                                ---------------------
                                    Charles B. Updike

                               POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the company set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579      811-02580   811-03098      811-03427    811-07935    811-08965

hereby ratifying and confirming on this 16th day of November 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                                    /s/ Ross M. Weale
                                    -----------------
                                        Ross M. Weale

                                POWER OF ATTORNEY
PURSUANT TO ITEM 601.(B)(24) OF REGULATION SK AND RULE 462(B) OF THE SECURITIES ACT OF 1933

The undersigned on behalf of the companies set forth below hereby constitutes and appoints the individuals set forth below and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940.

ING LIFE INSURANCE AND ANNUITY COMPANY:

As Director and Chief Financial Officer of ING LIFE INSURANCE AND ANNUITY COMPANY I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

2-52448               33-75972                33-76026         333-60016
2-52449               33-75974                33-79118         333-69574
33-02339              33-75976                33-79122         333-72079
33-34370              33-75978                33-81216         333-86276
33-42555              33-75980                33-87642         333-86278
33-60477              33-75982                33-87932         333-87305
33-61897              33-75984                33-88720         333-89953
33-62473              33-75986                33-88722         333-101761
33-64277              33-75988                33-88724         333-104456
33-75248              33-75990                33-89858         333-105479
33-75954              33-75992                33-91846         333-109622
33-75956              33-75994                333-01107        333-109860
33-75958              33-75996                333-09515
33-75960              33-75998                333-15817
33-75962              33-76000                333-27337
33-75964              33-76002                333-37448
33-75966              33-76004                333-49176
33-75968              33-76018                333-49495
33-75970              33-76024                333-56297

Registration Statements filed under the Investment Company Act of 1940:

811-02512          811-02513        811-04536      811-05906        811-09665

ING INSURANCE COMPANY OF AMERICA:

As Director and Chief Financial Officer of ING INSURANCE COMPANY OF AMERICA I hereby appoint J. Neil McMurdie, Michael Pignatella; Julie E. Rockmore, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-59749                       33-63657                        333-49581
33-62481                       33-80750                        333-87131

Registration Statements filed under the Investment Company Act of 1940:

811-08582

ING USA ANNUITY AND LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of ING USA ANNUITY AND LIFE INSURANCE COMPANY I hereby appoint Linda Senker, Michael A. Pignatella and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-23351            333-33914             333-66757            333-104547
33-34827            333-33924             333-70600            333-104548
33-59261            333-35592             333-70602            333-111686
333-28679           333-57212             333-90516            333-116137
333-28755           333-57218             333-101481           333-117260
333-28769           333-63692             333-104539           333-118851
333-30180           333-63694             333-104546

Registration Statements filed under the Investment Company Act of 1940:

811-05626                       811-8524

RELIASTAR LIFE INSURANCE COMPANY:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY I hereby appoint J. Neil McMurdie, Michael A. Pignatella, Julie E. Rockmore and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-66542                      033-65870                       333-69431
002-75185                      033-69892                       333-92000
002-95392                      333-18517                       333-100207
033-57244                      333-30614                       333-100208
033-73058                      333-47094                       333-100209
                                                               333-105319

Registration Statements filed under the Investment Company Act of 1940:

811-04208         811-03341        811-9002        811-08224        811-02997


RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK:

As Director and Chief Financial Officer of RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK I hereby appoint J. Neil McMurdie, Linda Senker and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

002-53949                      333-47527                       333-104540
002-53950                      333-52358                       333-115515
002-69327                      333-61879                       333-114338
002-76642                      333-75938                       333-117617
033-11489                      333-85326
333-19123                      333-85618

Registration Statements filed under the Investment Company Act of 1940:

811-02579     811-02580    811-03098     811-03427    811-07935    811-08965


SECURITY LIFE OF DENVER INSURANCE COMPANY:

As Director and Chief Financial Officer of SECURITY LIFE OF DENVER INSURANCE COMPANY I hereby appoint J. Neil McMurdie and Kimberly J. Smith.

Registration Statements filed under the Securities Act of 1933:

33-74190                       333-72753                       333-119437
33-78444                       333-73464                       333-119439
33-88148                       333-90577
333-34402                      333-117329
333-34404                      333-119440
333-50278                      333-119439

Registration Statements filed under the Investment Company Act of 1940:

811-08292            811-08196              811-08976          811-09106

hereby ratifying and confirming on this 16th day of November 2004, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.

                                            Signature

                                   /s/ David A. Wheat
                                   ------------------
                                       David A. Wheat